EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Axel G. Roehlig, President, Chief Executive Officer, Chief Financial Officer, and Principal Accounting Officer, Secretary, and Treasurer of Northwest Passage Ventures, Ltd., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the quarterly report on Form 10-QSB of Northwest Passage Ventures, Ltd. for the six month period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Northwest Passage Ventures, Ltd.

Date: February 14, 2006

/s/ Axel G. Roehlig

Axel G. Roehlig

President, Chief Executive Officer

Chief Financial Officer, Principal Accounting Officer

Secretary, Treasurer, and a member of the Board of Directors